Independent Auditors' Report

The Board of Directors
Atlas Pipeline NGL Holdings, LLC and Atlas Pipeline NGL Holdings II, LLC:

We have audited the accompanying combined financial statements of Atlas Pipeline NGL Holdings, LLC and Atlas Pipeline NGL Holdings II, LLC, which comprise the combined balance sheet as of December 31, 2013 and the related combined statements of operations, member's capital, and cash flows for the year then ended, and the related notes to the combined financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly in all material respects, the financial position of Atlas Pipeline NGL Holdings, LLC and Atlas Pipeline NGL Holdings II, LLC as of December 31, 2013 and the results of their operations and their cash flows for the year then ended in accordance with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Dallas, Texas
July 28, 2014

Atlas Pipeline NGL Holdings, LLC and Atlas Pipeline NGL Holdings II, LLC
Combined Balance Sheet
(Dollars in thousands)

December 31, 2013
Assets
Investment in West Texas LPG Pipeline Limited Partnership	$85,016
$85,016
Liabilities and Members’ Capital
Accrued liabilities	$22
Total liabilities	22
Commitments and contingencies
Members’ capital	84,994
$85,016

See accompanying notes to the combined financial statements.

Atlas Pipeline NGL Holdings, LLC and Atlas Pipeline NGL Holdings II, LLC
Combined Statement of Operations
(Dollars in thousands)

Year Ended December 31, 2013
Costs and expenses:
Operating expenses	$197
Operating loss	(197)

Other income (expense):
Interest expense	(2)
Equity in earnings of West Texas LPG Pipeline Limited Partnership	4,988
Total other income	4,986

Net income	$4,789

See accompanying notes to the combined financial statements.

Atlas Pipeline NGL Holdings, LLC and Atlas Pipeline NGL Holdings II, LLC
Combined Statement of Member's Capital
(Dollars in thousands)

Members' capital at January 1, 2013	$85,238
Net income	4,789
Contributions from member	2,367
Distributions to member	(7,400)
Members' capital at December 31, 2013	$84,994

See accompanying notes to the combined financial statements.

Atlas Pipeline NGL Holdings, LLC and Atlas PIpeline NGL Holdings II, LLC
Combined Statement of Cash Flows
(Dollars in thousands)

Year Ended December 31, 2013
Cash flows from operating activities
Net income	$4,789
Adjustments to reconcile net income to net cash used in operating activities:
Equity in earnings of West Texas LPG Pipeline Limited Partnership	(4,988)
Changes in current assets and liabilities:
Prepaid expenses	30
Accrued liabilities	2
Net cash used in operating activities	(167)

Cash flows from investing activities
Distributions from West Texas LPG Pipeline Limited Partnership	7,400
Investment in West Texas LPG Pipeline Limited Partnership	(2,200)
Net cash provided by investing activities	5,200

Cash flows from financing activities
Contributions from member	2,367
Distributions to member	(7,400)
Net cash used in financing activities	(5,033)

Net increase in cash and cash equivalents	—
Cash, Beginning of year	—
Cash, End of year	$—

See accompanying notes to the combined financial statements.

Atlas Pipeline NGL Holdings, LLC and Atlas Pipeline NGL Holdings II, LLC
Notes to Combined Financial Statements

NOTE 1 - BASIS OF PRESENTATION

Atlas Pipeline NGL Holdings, LLC and Atlas Pipeline NGL Holdings II, LLC are Delaware limited liability companies which function collectively as a holding company (the “Company”). The Company is a consolidated subsidiary of Atlas Pipeline Partners, L.P. (the “Partnership”), which is a publicly-traded (NYSE: APL) Delaware limited partnership.

On May 11, 2011, the Company acquired a 20% interest in West Texas LPG Pipeline Limited Partnership (“WTLPG”) from Buckeye Partners, L.P. (NYSE: BPL) for $85.0 million. The Company received contributions of $85.0 million from the Partnership in connection with the acquisition. WTLPG owns a common-carrier pipeline system that transports natural gas liquids from New Mexico and West Texas to Mont Belvieu, Texas for fractionation. WTLPG is operated by Chevron Pipeline Company, an affiliate of Chevron, which owns the remaining 80% interest. The Company does not own any other investments or engage in any operations.

Distributions received by the Company from WTLPG are distributed to the Partnership. The Company receives contributions from the Partnership which are generally contributed to WTLPG. For the year ended December 31, 2013, the Company received $7.4 million in distributions from WTLPG and paid $7.4 million in distributions to the Partnership. For the year ended December 31, 2013, the Company received contributions from the Partnership of $2.4 million, and made contributions of $2.2 million to WTLPG.

NOTE 2 - EQUITY METHOD INVESTMENTS

The Company accounts for its ownership interest in WTLPG under the equity method of accounting, with recognition of its ownership interest in the earnings of WTLPG as equity in earnings of unconsolidated entities on its statement of operations. Investments in excess of the underlying net assets of WTLPG identifiable to property, plant and equipment or finite lived intangible assets are amortized over the useful life of the related assets and recorded as a reduction to investment in unconsolidated entities on the Company’s balance sheet with an offsetting reduction to equity in earnings of unconsolidated entities in the Company’s statement of operations. Excess investment representing equity method goodwill is not subject to amortization and is accounted for as a component of the investment. No goodwill was recorded on the acquisition of WTLPG. Equity method investments are subject to impairment evaluation. The Company noted no indicators of impairment for its equity method investments as of December 31, 2013.

Selected financial information for WTLPG is as follows (thousands of dollars):

As of December 31, 2013			Years ended December 31, 2013
Total Assets	Long-Term Debt	Partners' Capital	Revenues	Net Income

$216,561	—	$188,372	$88,031	$31,390

NOTE 3 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events through July 28, 2014, which is the date of this report.